Exhibit 32.1




  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of UniPro Financial Services, Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harvey Judkowitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Date:  May 21, 2004                  /s/ Harvey Judkowitz
                                    -----------------------------
                                    Harvey Judkowitz
                                    Chief Financial Officer
                                    (Principal Financial Officer)